                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2006

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-11123                 36-3817266
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

333 West Wacker Drive, Chicago, Illinois                            60606
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is being furnished under Items 2.02 and 7.01 of Form 8-K: On April 19, 2006, Nuveen Investments, Inc. (the "Company") issued a press release announcing the Company's First Quarter 2006 earnings. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

     The information in Items 2.02 and 7.01 of this Report, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01 of this Report, including the information contained in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

     See Item 2.02 - "Results of Operations and Financial Condition" above.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press release of Nuveen Investments, Inc. issued April 19, 2006 (furnished herewith)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUVEEN INVESTMENTS, INC.


                                        By: /s/ John L. MacCarthy
                                            ------------------------------------
                                            John L. MacCarthy
                                            Senior Vice President

Dated: April 19, 2006

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
    99.1      Press release of Nuveen Investments, Inc. issued April 19, 2006
              (furnished herewith)